Exhibit 10.3

INCREASED COMMITMENT AGREEMENT

Reference is made to the Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Beacon Sales Acquisition, Inc., a Delaware corporation (“Borrower”), each of Quality Roofing Supply Company, Inc., a Delaware corporation (“Quality”), Beacon Canada, Inc., a Delaware corporation (“Beacon Canada Holdings”), Best Distributing Co, a North Carolina corporation (“Best Distribution”), The Roof Center, Inc., a Delaware corporation (“RFC”), West End Lumber Company, Inc., a Delaware corporation (“West End”), J.G.A. Beacon, Inc., a Delaware corporation (“JGA”), SDI Holding, Inc., a Delaware corporation (“SDI Holding”), SDI Acquisition Guarantor, Inc., a Delaware corporation (“SDI Guarantor”), Shelter Distribution, Inc. a Delaware corporation, and Beacon Pacific, Inc., a Delaware corporation (“Pacific”) (each individually a “Domestic Subsidiary Guarantor” and collectively “Domestic Subsidiary Guarantors” and together with Borrower and each other domestic Subsidiary of Borrower which thereafter becomes a party to the Loan Agreement, each individually an “Obligor” and collectively “Obligors”), the financial institutions listed on the signature pages thereto, and their respective successors and Eligible Assignees (each individually a “Lender” and collectively “Lenders”), and General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), for itself as a Lender, as the initial L/C Issuer and as Agent (“Agent”).  Unless otherwise defined herein, capitalized terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

WHEREAS, Borrower has proposed that the Revolving Loan Commitment be increased by the amount of $50,000,000 (the “Additional Revolving Loan Commitment”) and that any Revolving Loan advanced under the Additional Revolving Loan Commitment bear interest at the interest rates applicable to the existing Revolving Loan;

WHEREAS, the undersigned Lenders (each an “Increasing Lender” and, collectively, the “Increasing Lenders”) have agreed to increase their Revolving Loan Commitments by an aggregate amount equal to the amount of the Additional Revolving Loan Commitment upon the terms and subject to the conditions set forth herein and in the Loan Agreement;

NOW, THEREFORE, the Increasing Lenders and Obligors hereby agree as follows:

1.                                       Increased Revolving Loan Commitments.  Upon the Effective Date, (as defined below), the Revolving Loan Commitment of each Increasing Lender shall be increased to the amount set forth below such Increasing Lender’s signature on the signature pages hereto (the aggregate amount of such increases in the Increasing Lenders’ Revolving Loan Commitments being referred to as the “Additional Revolving Loan Commitment”).  The effect of the foregoing increases in the Increasing Lenders’ Revolving Loan Commitments shall be to increase the Revolving Loan Commitment from $230,000,000 to $280,000,000 on the Effective Date.  All advances made pursuant to the Additional Revolving Loan Commitment shall constitute Revolving Advances bearing interest at the applicable rates set forth in Section 2.2 of the Credit Agreement, shall constitute Obligations, shall be secured by the Collateral and shall be repaid

(except as otherwise provided in Paragraph (F) of Section 2.16 of the Loan Agreement) as required for Revolving Loans.

2.                                       Representations and Warranties.  Obligors hereby represent and warrant to Agent and Lenders that no Default or Event of Default has occurred and is continuing as of the Effective Date and that no Default or Event of Default will arise from the Additional Revolving Loan Commitment or the making of any Revolving Loan thereunder.

3.                                       Effective Date; Closing Fee.  Following the execution of this Increased Commitment Agreement by the Increasing Lenders and the Obligors, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to the Loan Agreement, whereupon the effective date (the “Effective Date”) of this Increased Commitment Agreement shall be deemed to have occurred.  Subject to the occurrence of the Effective Date, Borrower hereby agrees to pay to Agent the fees set forth in that supplemental fee letter of even date herewith.

4.                                       New Notes.  Borrower shall execute and deliver to Agent New Notes in favor of each Increasing Lender to reflect its increased Revolving Loan Commitment.

5.                                       New Lenders.  Each Increasing Lender that is not an existing Lender:

(a)                                  agrees that, upon the effectiveness of this Agreement, it shall be a party to the Loan Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to its Loans and Commitments.  Without limiting the generality of the foregoing, such Increasing Lender acknowledges and agrees that, upon the effectiveness of this Agreement, it shall be deemed a Lender under, and bound by, the Canadian Facility Intercreditor Agreement;

(b)                                 represents and warrants that it satisfies any eligibility requirements to be a Lender under the Loan Agreement; that it is not a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) or, if it is a foreign person, that it has delivered to Agent the documentation required by Section 2.10 of the Loan Agreement; that it has experience and expertise in the making or the purchasing of loans such as the Loans; and that it has received, reviewed and approved a copy of the Loan Agreement (including all Exhibits and Schedules thereto) and copies of all other Loan Documents which it has requested; and

(c)                                  represents and warrants that it has received such financial information regarding Borrower and the other Loan Parties as it has requested, that it has made its own independent investigation of the financial condition and affairs of Borrower and the other Loan Parties in connection with this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower and the other Loan Parties.

6.                                       Severability.  Whenever possible, each provision of this Increased Commitment Agreement will be interpreted in such manner as to be effective and valid under applicable law.  In the event any provision of this Increased Commitment Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the

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extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the this Increased Commitment Agreement.  In addition, in the event any provision of or obligation under this Increased Commitment Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

7.                                       Section Titles.  Section and Subsection titles in this Increased Commitment Agreement are included for convenience of reference only, do not constitute a part of this Increased Commitment Agreement for any other purpose, and have no substantive effect.

8.                                       Successors and Assigns.  This Increased Commitment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.                                       Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

10.                                 Counterparts.  This Increased Commitment Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

11.                                 Ratification.  Except as expressly set forth herein, the terms and provisions set forth in this Agreement shall not be deemed to be a modification or waiver of any term or condition of the Loan Agreement.  The terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect and shall continue to guarantee or secure, as the case may be, to the fullest extent possible, the payment and performance of all Obligations under or in respect of the Loan Agreement or any of the other Loan Documents and all Collateral encumbered by any of the Loan Documents will continue to secure, to the fullest extent possible, the payment and performance of all Obligations under or in respect of the Loan Agreement or any of the other Loan Documents.

 [Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Increased Commitment Agreement to be executed as of the date first above written by their respective duly authorized officers.

INCREASING LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By: /s/ Ken A. Brown
Its Duly Authorized Signatory

Revolving Loan Commitment: $6,083,334.00

BANK OF AMERICA, N.A.
as a Lender

By: /s/ Sandra Evans
Title: Senior Vice President

Revolving Loan Commitment: $9,416,666.00

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By: /s/ Chad Ramsey
Title: Vice President

Revolving Loan Commitment: $12,250,000.00

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Beverly J. Gray
Title: Regional Portfolio Manager

Revolving Loan Commitment: $6,583,333.00

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), as a Lender

By: /s/ Vicky Best
Title: Vice President

Revolving Loan Commitment: $7,500,000.00

UPS CAPITAL CORPORATION, as a Lender

By: /s/ John P. Holloway
Title: Director of Portfolio Management

Revolving Loan Commitment: $2,333,333.00

FIFTH THIRD BANK, as a Lender

By: /s/ John T. Penny
Title: Vice President

Revolving Loan Commitment: $5,833,334.00

OBLIGORS:

BEACON SALES ACQUISITION, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

QUALITY ROOFING SUPPLY
COMPANY, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

BEACON CANADA, INC.

By: /s/ David R. Grace
Title: Chief Financial Office

BEST DISTRIBUTING CO.

By: /s/ David R. Grace
Title: Chief Financial Officer

THE ROOF CENTER, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

WEST END LUMBER COMPANY, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

J.G.A. BEACON, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SDI HOLDING, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SDI ACQUISITION GUARANTOR, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SHELTER DISTRIBUTION, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

BEACON PACIFIC, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer